UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2021

Central Index Key Number of the issuing entity: 0001883246

Morgan Stanley Capital I Trust 2021-L7

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-17	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 13, 2021 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to issue the Morgan Stanley Capital I Trust 2021-L7, Commercial Mortgage Pass-Through Certificates, Series 2021-L7 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of October 1, 2021 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, KeyBank National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H-RR, Class J-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates (together with the REMIC regular interests issued pursuant to the Pooling and Servicing Agreement and collectively designated the “VRR Interest”) represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about October 13, 2021 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 60 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated September 30, 2021, between the Registrant and KeyBank; certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated September 30, 2021, between the Registrant and SMC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated September 30, 2021, between the Registrant and BMO; certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance LLC (“Argentic”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated September 30, 2021, between the Registrant and Argentic; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated September 30, 2021, between the Registrant and MSMCH.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Helios Plaza	(1)	Exhibit 99.6
Superstition Gateway	N/A	Exhibit 99.7
One SoHo Square	Exhibit 4.2	Exhibit 99.8
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc., BMO Capital Markets Corp. and Mischler Financial Group, Inc. (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of September 30, 2021, between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc., BMO Capital Markets Corp. and Mischler Financial Group, Inc. (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of September 30, 2021, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the VRR Interest to KeyBank and BMO, as partial consideration for the purchase of mortgage loans from such parties. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the VRR Interest will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 1, 2021 and filed with the Securities and Exchange Commission on October 13, 2021. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $769,052,000, on October 13, 2021. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,750,321.34, were approximately $836,722,364.03. Of the expenses paid by the Registrant, approximately $100,000 were paid directly to affiliates of the Registrant, approximately $50,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $125,000 were expenses paid to or for the Underwriters and approximately $5,475,321.34 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $125,194,512, and transferred to KeyBank and BMO on such date the VRR Interest, having an aggregate principal balance of $26,944,847.28, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above.  The related registration statement (file no. 333-227446) was originally declared effective on October 24, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The Class H-RR and Class J-RR certificates (collectively constituting an “eligible horizontal residual interest” under the credit risk retention rules) were sold to LD III Holdco II, L.P. for $20,345,072 (representing approximately 2.14% of the fair value of all ABS interests issued by the Issuing Entity (the “ABS Interests”), based on actual sale prices and finalized tranche sizes) pursuant to the Third Party Purchaser Agreement. Given that the initial outstanding principal balance of the VRR Interest constitutes 2.925% of the ABS interests issued by the MSC 2021-L7 trust, the Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $19,724,518 (representing 2.075% of the aggregate fair value of all ABS interests issued by the MSC 2021-L7 trust), excluding accrued interest. There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated September 23, 2021 and as filed with the Securities and Exchange Commission on September 23, 2021 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

The retaining sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $47,528,958, representing 5.0% of the aggregate fair value, as of the Closing Date, of all ABS Interests.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:
	1.1	Underwriting Agreement, dated as of September 30, 2021, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc., BMO Capital Markets Corp. and Mischler Financial Group, Inc.
	4.1	Pooling and Servicing Agreement, dated as of October 1, 2021, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
	4.2	Trust and Servicing Agreement, dated as of July 30, 2021, between GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as certificate administrator, trustee and Custodian, and Pentalpha Surveillance LLC, as operating advisor.
	5.1	Legality Opinion of Sidley Austin LLP, dated October 13, 2021.
	8.1	Tax Opinion of Sidley Austin LLP, dated October 13, 2021 (included as part of Exhibit 5.1).
	23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
	36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 1, 2021.
	99.1	Mortgage Loan Purchase Agreement, dated September 30, 2021, between Morgan Stanley Capital I Inc. and KeyBank National Association.
	99.2	Mortgage Loan Purchase Agreement, dated September 30, 2021, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC.
	99.3	Mortgage Loan Purchase Agreement, dated September 30, 2021, between Morgan Stanley Capital I Inc. and Bank of Montreal.
	99.4	Mortgage Loan Purchase Agreement, dated September 30, 2021, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC.
	99.5	Mortgage Loan Purchase Agreement, dated September 30, 2021, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
	99.6	Co-Lender Agreement, dated as of October 12, 2021, by and between Bank of Montreal, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, and Barclays Capital Real Estate Inc., as initial note A-5 holder, relating to the Helios Plaza Whole Loan.
	99.7	Agreement Between Noteholders, dated as of September 16, 2021, between KeyBank National Association, as initial note A-1 holder, KeyBank National Association, as initial note A-2 holder, KeyBank National Association, as initial note A-3 holder, and KeyBank National Association, as initial note A-4 holder, relating to the Superstition Gateway Whole Loan.
	99.8	Co-Lender Agreement, dated as of July 30, 2021, between Goldman Sachs Bank USA, as initial note A-1-S holder, initial note A-1-C-1 – A-1-C-8 holder and initial note B-1 holder, DBR Investments Co. Limited, as initial note A-2-S holder, initial note A-2-C-1 – Note A-2-C-6 holder and initial note B-2 holder, and Bank of Montreal, as initial note A-3-S holder, initial note A-3-C-1 – note A-3-C-3 holder and initial note B-3 holder, relating to the One Soho Square Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: October 13, 2021